UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PANGAEA LOGISTICS SOLUTIONS LTD.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PANGAEA LOGISTICS SOLUTIONS LTD.
109 Long Wharf
Newport, RI 02840

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 7, 2018

TO THE SHAREHOLDERS OF PANGAEA LOGISTICS SOLUTIONS LTD:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Pangaea Logistics Solutions Ltd., a Bermuda company, will be held at 4:00 p.m., Eastern Time, on August 7, 2018, in the Company's Executive Office at 109 Long Wharf, Newport, RI 02840. You are cordially invited to attend the annual meeting, which will be held for the following purposes:

(1)	to elect four directors to our Board of Directors as Class I directors serving until the annual meeting of shareholders to be held in 2021;

(2)	to transact such other business as may properly come before the meeting or any adjournment thereof.

Our Board of Directors has approved and recommends that you vote “FOR” the election of the four nominated directors, consisting of Eric S. Rosenfeld, Richard T. du Moulin, Mark L. Filanowski and Anthony Laura.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the annual meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Edward Coll
Edward Coll
Chief Executive Officer, Chairman of the Board

Newport, Rhode Island
June 25, 2018

This notice and proxy statement is dated June 25, 2018, and is first being mailed to our shareholders on or about June 27, 2018.

i

PROXY STATEMENT

General
This proxy statement, which is being mailed on or about June 27, 2018, to each person entitled to receive the accompanying Notice of Annual Meeting, is furnished in connection with the solicitation by the Board of Directors (the "Board") of Pangaea Logistics Solutions Ltd. ("Pangaea" or the "Company"), of proxies to be voted at the annual meeting of shareholders to be held on August 7, 2018, at 4:00 p.m. at the Company’s principal executive office, located at 109 Long Wharf, Newport, Rhode Island, and at any adjournments or postponements thereof.
Shareholders Who May Vote
All shareholders of record at the close of business on June 22, 2018 will be entitled to vote. As of June 22, 2018, Pangaea had outstanding 44,061,740 common shares, each of which is entitled to one vote with respect to each matter to be voted upon at the meeting. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.
Voting
If you are a holder of record of our common shares as of the record date, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Changing or Revoking a Proxy
If you are a holder of record of our common shares as of the record date, you may change or revoke your proxy at any time before it is voted by submitting a new proxy with a later date, delivering a written notice of revocation to Pangaea's Secretary, or voting in person at the meeting. If your shares are held in the name of your broker or bank, you may change or revoke your voting instructions by contacting the bank or brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the annual meeting.
Required Vote
A quorum is required to conduct business at the meeting. A quorum requires the presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the issued and outstanding shares entitled to vote at the meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares owned by you but held in the name of your broker and your broker does not have authority to vote without instructions from you. Under those circumstances, your broker may be authorized to vote for you without your instructions on routine matters but is prohibited from voting without your instructions on non-routine matters. Non-routine matters include the election of directors for which your broker cannot vote and absent your instructions on how to vote, will result in broker non-votes.
Any question proposed for consideration at the meeting shall be decided on by a simple majority of votes cast.

Costs of Proxy Solicitation
Pangaea pays the cost of this solicitation of proxies. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.
Pangaea will request that persons who hold shares for others, such as banks and brokers, solicit the owners of those shares and will reimburse them for their reasonable out-of-pocket expenses for those solicitations.
Attending the Meeting
If your shares are held in the name of your bank or broker and you plan to attend the meeting, please bring proof of ownership with you to the meeting. A bank or brokerage account statement showing that you owned voting shares of Pangaea on June 22, 2018 is acceptable proof to establish share ownership and obtain admittance to the meeting. If you are a shareholder of record, no proof of ownership is required. All shareholders or their proxies should be prepared to present government-issued photo identification upon request for proof of ownership and/or admission to the meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q.	Why am I receiving this proxy statement?

A.
Pangaea Logistics Solutions Ltd. is furnishing you this proxy statement to solicit proxies on behalf of its Board to be voted at the 2018 annual meeting of shareholders of Pangaea Logistics Solutions Ltd. The meeting will be held at the Company's Executive Office, 109 Long Wharf, Newport, RI 02840 on August 7, 2018, at 4:00 p.m. Eastern Time. The proxies also may be voted at any adjournments or postponements of the meeting. When used in this proxy statement, “Pangaea,” “Company,” “we,” “our,” “ours” and “us” refer to Pangaea Logistics Solutions Ltd. and its consolidated subsidiaries, except where the context otherwise requires or as otherwise indicated.

This proxy statement contains important information about the matters to be acted upon at the annual meeting. Shareholders should read it carefully.

Q.	What is a proxy?

A.
A proxy is your legal designation of another person to vote the shares you own on your behalf. That other person is referred to as a “proxy.” Our Board has designated Edward Coll and Mark Filanowski as proxies for the annual meeting. By completing and returning the enclosed proxy card, you are giving Mr. Coll and Mr. Filanowski the authority to vote your shares in the manner you indicate on your proxy card.

Q.	What do I need to do now?

A.
We urge you to read carefully and consider the information contained in this proxy statement. The vote of our shareholders is important. Shareholders are then encouraged to vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	Who is entitled to vote?

A.
We have fixed the close of business on June 22, 2018, as the “record date” for determining shareholders entitled to notice of and to attend and vote at the annual meeting. As of the close of business on June 22, 2018, there were 44,061,740 common shares outstanding and entitled to vote. Each common share is entitled to one vote per share at the annual meeting.

Q.	How do I vote?

A.
If you are a holder of record of our common shares as of the record date, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.	What does it mean if I receive more than one proxy card?

A.
It indicates that you may have multiple accounts with us, brokers, banks, trustees, or other holders of record. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to register all your accounts in the same name and address.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.
No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.	What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

A.	In voting on the election of four director nominees to serve until the 2021 annual meeting of shareholders, shareholders may vote in one of the following ways:

•in favor of an individual nominee; or

•against an individual nominee; or

•withhold votes as to an individual nominee.

Each director will be elected by a simple majority of the votes of the common shares present or represented by proxy at the meeting.

Our Board recommends a vote “ FOR ” all nominees.

Q.	What if a shareholder does not specify a choice for a matter when returning a proxy?

A.
Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted “ FOR ” the election of the director nominees.

Q.	What constitutes a quorum?

A.
The presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the outstanding common shares constitutes a quorum. We need a quorum of shareholders to hold a validly convened annual meeting. If you have signed and returned your proxy card, your shares will be counted toward the quorum. If a quorum is not present, the chairman may adjourn the meeting, without notice other than by announcement at the meeting, until the required quorum is present. As of the record date, 44,061,740 common shares were outstanding. Thus, the presence of the holders of common shares representing at least 14,687,247 shares will be required to establish a quorum.

Q.	How are abstentions and broker non-votes counted?

A.
Abstentions are counted for purposes of determining whether a quorum is present at the annual meeting. A properly executed proxy card marked “withhold” with respect to the election of the director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

Broker non-votes will have no effect on the outcome of the vote on any of the proposals.

Q.	Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A.
We do not know of any business to be transacted at the annual meeting other than those matters described in this proxy statement. The period of time specified in our Bye-laws for submitting proposals to be considered at the meeting has expired and no proposals were submitted.

Q.	May I change my vote after I have mailed my signed proxy card?

A.
Yes. Send a later-dated, signed proxy card to our corporate secretary at the address set forth below so that it is received prior to the vote at the annual meeting or attend the annual meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to our corporate secretary, which must be received by our corporate secretary prior to the vote at the annual meeting.

Q.	Will I be able to view the proxy materials electronically?

A.	Yes. To view this proxy statement and our 2017 Annual Report on Form 10-K ("Annual Report") electronically, visit our website at www.pangaeals.com/company-filings.

Q.	Where can I find the voting results of the annual meeting?

A.
We intend to announce preliminary voting results at the annual meeting and will publish final results on a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the annual meeting.

Q.
What is the deadline for submitting proposals to be considered for inclusion in the 2018 proxy statement and for submitting a nomination for director for consideration at the annual meeting of shareholders in 2018?

A.
We expect to hold our 2019 annual meeting of shareholders on or about August 7, 2019. Shareholder proposals made in accordance with the relevant provisions of the Companies Act 1981 of Bermuda (i.e. the jurisdiction of incorporation of the Company) requested to be included in our 2019 proxy statement must be received no later than March 31, 2019. Proposals and nominations should be directed to Gianni DelSignore, Chief Financial Officer and Secretary, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Q.	Who is paying the costs associated with soliciting proxies for the annual meeting?

A.
We are soliciting proxies on behalf of our Board. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Q.	Who can help answer my questions?

A.	If you have questions about the meeting or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Trudy Coleman
Phoenix Bulk Carriers (US) LLC
401.457.9552
tcoleman@phoenixbulkus.com

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS

To elect the following four nominees to our Board of Directors as Class I directors serving until the annual meeting of shareholders to be held in 2021:

•	Eric S. Rosenfeld

•	Richard T. du Moulin

•	Mark L. Filanowski

•	Anthony Laura

Our Board of Directors consists of nine members divided into three classes. If approved at the 2018 meeting, our Board of Directors will consist of the following:

•	in Class I, to stand for reelection in 2021: Eric S. Rosenfeld, Richard T. du Moulin, Mark L. Filanowski and Anthony Laura;

•	in Class II, to stand for reelection in 2019: Paul Hong, Claus Boggild and David D. Sgro; and

•	in Class III, to stand for reelection in 2020: Edward Coll and Nam Trinh.

Votes to withhold authority and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not affect the election outcome.

Our Board believes that the nominees possess the qualities and experience that it believes our directors should possess, as described in detail below. The nominees for election to the Board, and our other continuing directors, together with their biographical information and the Board’s reasons for nominating them to serve as directors, are set forth below. No family relationship exists between any of the directors or the executive officers listed in the “Executive Officers and Executive Compensation” portion of this proxy statement.

The Board of Directors recommends a vote “FOR” the election of Eric S. Rosenfeld, Richard T. du Moulin, Mark L. Filanowski and Anthony Laura.

BOARD OF DIRECTORS

Members of Our Board

The following sets forth certain information concerning the persons who serve as the Company’s directors or are nominated for election:

Name	Age	Position
Edward Coll	61	Chairman of the Board and Chief Executive Officer
Carl Claus Boggild	61	Director
Paul Hong	48	Director
Richard T. du Moulin	71	Director
Mark L. Filanowski	64	Chief Operating Officer and Director
Eric S. Rosenfeld	61	Director
David D. Sgro	42	Director
Anthony Laura	66	Director
Nam Trinh	36	Director

Biographical information concerning the directors listed above is set forth below.

Class I Directors

Eric S. Rosenfeld. Mr. Rosenfeld serves as a director of the Company. He has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as a director for CPI Aerostructures Inc., a company engaged in the contract production of structural aircraft parts, for which he also serves as Chairman, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices and Aecon Group Inc., a Toronto based construction company. Mr. Rosenfeld also is the lead independent director of the Cott Coporation, a manufacturer and distributor of beverages. Currently Mr. Rosenfeld serves as the Chairman and CEO of Harmony Merger Corp., a blank-check company. He was Chairman and CEO of Quartet Merger Corp., a blank-check company that merged with Pangaea.  Mr. Rosenfeld has also served as a director for numerous companies, including Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation and Trio Merger Corp., all blank check companies that later merged with Hill International, Primoris Services Corporation and SAExploration Holdings Inc., respectively. He also served on the board of directors of Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, SAExploration Holdings Inc., a seismic data services company, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc., a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, GEAC Computer, a software company, and Computer Horizons Corp., an IT services company.  Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a senior faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School.  The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective board member.

Richard T. du Moulin. Mr. du Moulin is currently the President of Intrepid Shipping LLC, a position he has held since he founded Intrepid in 2002. From 1974, he spent 15 years with OMI Corporation, where he served as Executive Vice President, Chief Operating Officer, and as a member of the company's Board of Directors. From 1998 to 2002, Mr. du Moulin served as Chairman and Chief Executive Officer of Marine Transport Corporation. From 1989 to 1998, Mr. du Moulin served as Chairman and CEO of Marine Transport Lines. Mr. du Moulin is a member of the Board of Trustees and former Chairman of the Seamens Church Institute of New York and New Jersey. He currently serves as a Director of Teekay Tankers and an advisor to Hudson Structured Capital Management. Mr. du Moulin served as Chairman of Intertanko, the leading trade organization for the tanker industry, from 1996 to 1999. Mr. du Moulin served in the US Navy and is a recipient of the US Coast Guard's Distinguished Service Medal. He

received a BA from Dartmouth College and an MBA from Harvard University. Mr. du Moulin’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Mark L. Filanowski. Mr. Filanowski was appointed to the position of Chief Operating Officer of the Company in January 2017, prior to which time he served as a consultant to the Company from 2014 to 2016. He has been a board member of the Company since 2014.  Mr. Filanowski formed Intrepid Shipping LLC with another board member, Richard du Moulin, in 2002;  Intrepid Shipping operates a small fleet of chemical tankers and handy bulkers.  Mr. Filanowski started his career at Ernst & Young, and worked as a Certified Public Accountant at EY from 1976 to 1984. Mr. Filanowski spent 4 years at Armtek Corporation, where he served as Vice President and Controller. From 1989 to 2002, he served as Chief Financial Officer and Senior Vice President at Marine Transport Corporation, and he is  a member of the American Bureau of Shipping. He has served as the Chairman of the Board at Arvak and at Shoreline Mutual (Bermuda) Ltd., both marine insurance companies. He earned a BS from University of Connecticut and an MBA from New York University. Mr. Filanowski’s experience in many aspects of the shipping industry, his participation as a director on other independent company boards, and his financial background, qualifications, and experience, make him a valuable part of the Company’s board.

Anthony Laura. Mr. Laura is a founder of Pangaea and served as its Chief Financial Officer from the Company's inception until his retirement in April 2017. Prior to co-founding Bulk Partners Ltd., the predecessor to Pangaea, in 1996, Mr. Laura spent 10 years as CFO of Commodity Ocean Transport Corporation (COTCO). Mr. Laura also served as Chief Financial Officer at Navinvest Marine Services from 1986 to 2002. Mr. Laura is a graduate of Fordham University.

Class II Directors

Paul Hong. Mr. Hong serves as a director of the Company. Mr. Hong is a Senior Managing Director at Cartesian Capital Group. Prior to joining Cartesian, Paul served as Senior Vice President and General Counsel of AIG Capital Partners. Paul was previously an attorney in the corporate and tax departments of Kirkland & Ellis where he specialized in private equity transactions. Paul holds an AB in Economics from Columbia College, a JD from Columbia Law School, and an LLM in Taxation from New York University Law School. Mr. Hong’s qualifications to sit on our board include his substantial experience in the areas of business management and financial and investment expertise.

Carl Claus Boggild. Mr. Boggild is a founder of Pangaea and served as its President (Brazil) from the Company's inception until his retirement in 2016. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Boggild was Director of Chartering and Operations at the Korf Group of Germany. He also was a partner at Trasafra Ltd., a Brazilian agent for the largest independent grain parcel operator from Argentina and Brazil to Europe. He worked for Hudson Trading and Chartering where he was responsible for Brazilian related transportation services. As President of COTCO, he was responsible for the operations of its affiliate Handy Bulk Carriers Corporation. Prior to becoming President of COTCO, Mr. Boggild was an Executive Vice President and was responsible for its Latin American operations. Mr. Boggild holds a diploma in International Maritime Law. Mr. Boggild’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

David D. Sgro. David D. Sgro serves as a director of the Company. Mr. Sgro served as Quartet’s chief financial officer, secretary and a member of its Board of Directors. He has been the Head of Research of Jamarant Capital Mgmt. since its inception in 2015. Mr. Sgro has been a Senior Managing Director of Crescendo from December 2013 to the present and has held various positions with Crescendo since May 2005. Mr. Sgro presently serves or has served on the board of directors of Allegro Merger Corp., NextDecade Corporation, Trio, Primoris, Bridgewater Systems, Inc., SAExploration Holdings, Harmony Merger Corp., Imvescor Restaurant Group, Hill Intl., BSM Technologies and COM DEV International Ltd. Mr. Sgro attended Columbia Business School and prior to that, Mr. Sgro worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. From June 2004 to August 2004, Mr. Sgro worked as an analyst intern at Brandes Investment Partners. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. In 2001, he became a Chartered Financial Analyst (CFA®) Charterholder. Mr. Sgro is a regular guest lecturer at the College of New Jersey and Columbia Business School.

Class III Directors

Edward Coll. Mr. Coll is the Chairman of the Board and Chief Executive Officer. Mr. Coll is a founder of Pangaea and has served as its Chief Executive Officer since its inception. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Coll spent 10 years at Continental Grain Company with assignments in New York, New Orleans, Rome and Rotterdam. He joined Commodity Ocean Transport Corp (COTCO) in 1989 and became president of the company in 1993. In this position, Mr. Coll was responsible for the overall activities and businesses of three U.S public shipping companies. Mr. Coll is an elected member of the American Bureau of Shipping and has considerable expertise in the worldwide shipping and commodities markets and lectures regularly on these topics. He holds a B.S. in nautical science from the United States Merchant Marine Academy at Kings Point and a master's degree in international business from Pace University. Mr. Coll’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Nam H. Trinh.  Mr. Nam H. Trinh is a Director at Cartesian Capital Group.  Prior to joining Cartesian, Mr. Trinh worked at a Wall Street investment bank as an associate providing mergers and acquisitions advisory services.  Previously, Nam served in the assurance and advisory practice at Deloitte.  Nam graduated cum laude from the University of Pennsylvania, where he received a BS in economics with concentrations in finance, accounting and statistics from The Wharton School and a BSE in computer science and engineering from The School of Engineering and Applied Science.  Mr. Trinh is a CFA® charterholder.  Mr. Trinh's qualifications to serve on the board include his substantial experience in the areas of business management and financial and investment expertise.

Messrs. Rosenfeld, Trinh and Sgro serve on the Registrant’s audit committee. Messrs. du Moulin, Rosenfeld and Hong serve on the Registrant’s compensation committee and nominating committee.

Director Independence

We adhere to the rules of Nasdaq in determining whether a director is independent. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq also requires the majority of the Board to be independent. Consistent with these considerations, our Board has affirmatively determined that Messrs. du Moulin, Hong, Rosenfeld, Sgro and Trinh are independent directors. These independent directors meet in executive session at least twice a year.

Meetings and Committees of our Board of Directors

During the period January 1, 2017 through December 31, 2017, Pangaea's Board held four meetings. We expect our directors to attend all Board and any meetings of committees of the Board of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All of our current directors attended at least three of four meetings of the Board and meetings of committees of the Board of which he was a member in fiscal year 2017. Although we do not have any formal policy regarding director attendance at shareholder meetings, we will attempt to schedule our meetings so that all of our directors can attend.

Board Leadership Structure and Role in Risk Oversight

The Chairman of the Board is our Chief Executive Officer; we do not have a lead independent director. Our Board's primary function is one of oversight. The Board as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. We believe our board structure provides effective independent oversight of management due to the fact that five of the nine directors are independent. Its Audit Committee discusses our major financial risk exposures with management and the committee reports findings to our Board in connection with its risk oversight review.

Audit Committee Information

The Audit Committee of the Board is comprised of David Sgro, Eric Rosenfeld and Nam Trinh, each of whom is an independent director. The Audit Committee held four meetings during 2017. The Audit Committee’s duties are specified in our Audit Committee Charter, which is posted on the Company's website at www.pangaeals.com. Such duties include, but are not limited to:

•	appoint and retain the independent auditor and approve the independent auditor’s compensation. The Committee shall have the sole authority to terminate the independent auditor;

•
pre-approve all audit services and permitted non-audit services to be performed for the Company by the independent auditor. The Committee may delegate authority to pre-approve audit services, other than the audit of the Company’s annual financial statements, and permitted non-audit services to one or more members, provided that decisions made pursuant to such delegated authority shall be presented to the full Committee at its next scheduled meeting;

•	evaluate the independent auditor’s qualification, performance and independence on an annual basis;

•	review with management and the independent auditor the audited financial statements to be included in the Company’s Annual Report to be filed with the Securities and Exchange Commission;

•
review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities and any significant disagreements with management and management’s response;

•	recommend to the full Board, based on the Committee’s review and discussion with management and the independent auditor, that the audited financial statements be included in the Annual Report;

•	review the interim financial statements with management and the independent auditor prior to the filing of the Company’s quarterly report on Form 10-Q;

•	discuss with management the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•
prior to the filing of each quarterly report, the Committee shall discuss with management and the independent auditor the quality and adequacy of the Company’s (1) internal controls for financial reporting, including any audit steps adopted in light of internal control deficiencies and (2) disclosure controls and procedures;

•
discuss with the independent auditor the auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in its financial statements and as selected by management;

•
monitor the Company’s assessment and plan to manage any key enterprise risks assigned to the Committee by the Board from time to time and discuss the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures;

•
establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•
review no less than annually management’s programs governing codes of business conduct and ethics, conflicts of interest, legal, and environmental compliance and obtain reports from management regarding compliance with law and the Company’s code of business conduct and ethics;

•	discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•
review analyzes prepared by management setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including the effects of alternative GAAP measures and off-balance sheet structures, if any, on the Company’s financial statements;

•
review and approve all changes in the selection or application of accounting principles other than those changes in accounting principles mandated by newly-adopted authoritative accounting pronouncements.

Financial Experts on Audit Committee

The Audit Committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that David Sgro and Nam Trinh qualify as “audit committee financial experts,” as defined under rules and regulations of the SEC.

AUDIT COMMITTEE REPORT

To the Shareholders of Pangaea Logistics Solutions Ltd.:

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements and the related schedules included in the Annual Report on Form 10-K with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and, the clarity of disclosures in the financial statements.

The Committee is responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company, Grant Thornton LLP. The Committee reviewed with Grant Thornton LLP, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Interim Auditing Standard AU Section 380, Communication with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has discussed with Grant Thornton LLP the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Grant Thornton LLP’s independence.

The Committee also reviewed and discussed, together with management and Grant Thornton LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2017 and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

The Committee discussed with Grant Thornton LLP the overall scope and plans for their respective audits. The Committee meets with Grant Thornton LLP with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and related schedules and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2017 filed by the Company with the Securities and Exchange Commission on March 22, 2018.

The Committee is governed by a charter, a copy of which is available on the Company's website: http://www.pangaeals.com. The Committee held four meetings during the period from January 1, 2017 through December 31, 2017. The Committee is comprised solely of independent directors as defined by the NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, and includes one financial expert, as described in Section 407 of the Sarbanes-Oxley Act.

David Sgro, Audit Committee Chair
Eric Rosenfeld, Audit Committee Member
Nam Trinh, Audit Committee Member

June 25, 2018

Pre-Approval of Audit and Non-Audit Services

Our Audit Committee charter provides that all audit services and non-audit services must be pre-approved by the Audit Committee. The Audit Committee may delegate authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee consisting of one or more members of the Audit Committee, provided that any pre-approvals granted by any such subcommittee must be presented to the full Audit Committee at its next scheduled meeting. From time to time, the Audit Committee has delegated to the Chairman of the committee the authority to pre-approve audit, audit-related and permitted non-audit services.

All non-audit services were reviewed with the Audit Committee or the Chairman, which concluded that the provision of such services by Grant Thornton LLP were compatible with the maintenance of such firm's independence in the conduct of their respective auditing functions.

Attendance of Independent Registered Public Accounting Firm at the 2018 Annual Meeting of Shareholders

There will not be any representative of Grant Thornton LLP in attendance at the 2018 annual meeting of shareholders.

Principal Auditor Fees and Services

The following table shows the fees billed to us or accrued by us for the audit and other services provided by Grant Thornton LLP for 2017 and 2016:

	2017	2016
Audit Fees (1)	$672,367	$602,721

(1)
Audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements, reviews of subsidiaries, consents, and assistance with and review of documents filed with the SEC.

Nominating Committee Information

The Nominating Committee of the Board of Directors consists of Richard du Moulin, Eric Rosenfeld and Paul Hong, each of whom is an independent director. The Nominating Committee held four meetings in 2017. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•
should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our shareholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

There have been no material changes to the procedures by which security holders may recommend nominees to our Board of Directors. The Nominating Committee Charter is available on the Company's website at www.pangaeals.com.

Compensation Committee Information

The Compensation Committee, which is comprised of Richard du Moulin, Eric Rosenfeld and Paul Hong, held four meetings in 2017. The Compensation Committee reviews and approves compensation paid to the Company’s officers and directors and administers the Company’s incentive compensation plans, including authority to make and modify awards under such plans. The Compensation Committee Charter is available on the Company’s website at www.pangaeals.com.

Compensation committee interlocks and insider participations

As of the date of this filing, none of the members of our Compensation Committee will be, or will have at any time during the past year been, one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

SHARE OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common shares as of the most recent practicable date prior to filing by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security,

(3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement.

The percentages below reflect beneficial ownership on the Record Date, as determined in accordance with Rule 13d-3 under the Exchange Act and assumes there are 44,061,740 common shares outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership (2)
Directors and Executive Officers:
Edward Coll, CEO and Chairman (3) 41 Sigourney Road Portsmouth, RI 02871	8,349,971	18.95%
Mark L. Filanowski, COO and Director 71 Arrowhead Way Darien, CT 06820-5507	140,382	0.32%
Gianni DelSignore, CFO 257 Wickham Road North Kingstown, RI 02852	84,555	0.19%
Carl Claus Boggild, Director (4) c/o Phoenix Bulk Carriers (US) LLC 109 Long Wharf Newport, RI 02840	8,259,999	18.75%
Anthony Laura, Director 2420 NW 53rd Street Boca Raton, FL 33496	1,825,013	4.14%
Richard T. du Moulin, Director 52 Elm Avenue Larchmont, NY 10538	104,573.24%
Eric S. Rosenfeld (6) 777 Third Ave. 37th Floor New York, NY 10017	816,705	1.85%
David D. Sgro (7) 777 Third Ave. 37th Floor New York, NY 10017	252,782.57%
Paul Hong c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	-	-%
Nam Trinh c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	29,617	0.07%
All Directors and Officers as a Group	19,863,597	45.08%

Five Percent Holders:
Edward Coll (3)	8,349,971	18.95%
Lagoa Investments (4)	8,259,999	18.75%
Peter Yu (5)	14,075,014	31.94%
Pangaea One (Cayman), L.P. c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	3,297,254	7.48%
Pangaea One Parallel Fund, L.P. c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	3,081,156	6.99%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, Rhode Island 02840.

(2)
The beneficial ownership of the common shares by the shareholders set forth in the table is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any common shares as to which the shareholder has sole or shared voting power or investment power and also any common shares that the shareholder has the right to acquire within 60 days. The percentage of beneficial ownership is calculated based on 44,096,911 outstanding common shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

(3)
Shares owned by Edward Coll include 5,120,001 common shares held by three irrevocable trusts for the benefit of his children, 25,204 shares acquired in open market purchases and 842,894 shares issued in a private placement of shares on August 9, 2017. Mr. Coll has sole or shared voting power or investment power of all such shares. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Coll may be deemed to be the beneficial owner of these shares.

(4)
Shares owned by Lagoa Investments include 842,894 shares issued in a private placement of common shares on August 9, 2017. Mr. Boggild is the Managing Director of Lagoa Investments and solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Boggild may be deemed to be the beneficial owner of the shares held by Lagoa Investments.

(5)
Mr. Yu is a principal officer or director of the entity directly or indirectly controlling the general partner of each of Leggonly L.P., Malemod L.P., Imfinno L.P., Nypsun L.P., Pangaea One (Cayman), L.P., Pangaea One Parallel Fund, L.P. and Pangaea One Parallel Fund (B), L.P. (collectively, the “Pangaea One Entities”). Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Yu may be deemed to be the beneficial owner of the shares held by the Pangaea One Entities.

(6)
Shares owned by Eric Rosenfeld include 355,556 shares owned by Crescendo Partners III, L.P. Mr. Rosenfeld is Managing Member of Crescendo Investments III, LLC, which is the General Partner of Crescendo Partners III, L.P. Mr. Rosenfeld disclaims beneficial ownership of the reported shares, except to the extent of his pecuniary interest therein, and this report shall not be deemed an admission that Mr. Rosenfeld is the beneficial owner of these shares for purposes of Section 16 or for any other purpose.

(7)
Shares owned by David Sgro include 66,667 shares owned by Jamarant Capital, L.P. of which Mr. Sgro is Managing Member. Mr. Sgro disclaims beneficial ownership of the reported shares, except to the extent of his pecuniary interest therein, and this report shall not be deemed an admission that Mr. Sgro is the beneficial owner of these shares for purposes of Section 16 or for any other purpose.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons owning more than 10% of our common shares to file reports of ownership and changes of ownership with the SEC. Based on our review of the copies of such reports furnished to us, or representations from certain reporting persons that no other reports were required, we believe that all applicable filing requirements were complied with during the fiscal year ended December 31, 2017.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our disinterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Person Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board or the Audit Committee. Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Person Transactions

	December 31, 2017	Activity	March 31, 2018
			(unaudited)
Included in accounts payable, accrued expenses and other current liabilities on the consolidated balance sheets:
Affiliated companies (trade payables)	$1,421,920	(203,479)	$1,218,441

Included in current related party debt on the consolidated balance sheets:
Loan payable – 2011 Founders Note	$4,325,000	—	$4,325,000
Interest payable - 2011 Founders Note	684,597	(541,140)	143,457
Promissory Note to Bulk Invest, Ltd.	2,000,000	(2,000,000)	—
Total current related party debt	$7,009,597	$(2,541,140)	$4,468,457

 In November 2014, the Company entered into a $5,000,000 Promissory Note (the “Note”) with Bulk Invest, Ltd., a company controlled by founding shareholders Edward Coll, Lagoa Investments and Anthony Laura. The outstanding balance on the Note was repaid on February 6, 2018.

On October 1, 2011, the Company entered into a $10,000,000 loan agreement with the Founders, which was payable on demand at the request of the lenders (the 2011 Founders Note). The note bears interest at a rate of 5%. The balance of the 2011 Founders Note was $4,325,000 at March 31, 2018 and December 31, 2017.

Under the terms of a technical management agreement between the Company and Seamar Management S.A. (“Seamar”), an equity method investee, Seamar is responsible for the day-to-day operations for certain of the Company’s owned vessels and the two vessels operating under bareboat charters. During the three-month periods ended March 31, 2018 and 2017, the Company incurred technical management fees of approximately $756,000 and $642,000, respectively, under this arrangement. These fees are included in vessel operating expenses in the consolidated statements of income. The total amounts payable to Seamar at March 31, 2018 and December 31, 2017 were approximately $1,218,000 and $1,422,000, respectively.

Dividends payable consist of the following, all of which are payable to related parties:

	2013 common stock dividend	2013 Odyssey and Orion dividend (1)	Total
Balance at December 31, 2017	$6,333,598	$904,803	$7,238,401
Payments	—	(904,803)	(904,803)
Balance at March 31, 2018	$6,333,598	$—	$6,333,598
(1) Paid to JV partner in consolidated subsidiary on February 13, 2018

SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

Our 2019 annual meeting of shareholders is expected to be held on or about August 7, 2019, unless the date is changed by our Board. If you are a shareholder and you want to include a proposal in the proxy statement for the 2019 annual meeting, you need to provide it to Pangaea by no later than March 31, 2019. You should direct any proposals to Gianni DelSignore, Chief Financial Officer, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840. In addition, our Bye-laws establish advance notice procedures with regard to certain matters, including director nominations, to be brought before an annual meeting. If you are a shareholder and you want to present a matter of business to be considered at the 2019 annual meeting, you must give timely notice of the matter, in writing, to our Corporate Secretary. To be timely, the notice has to be given between March 12, 2019 and April 12, 2019.

Shareholders and interested parties may communicate with Pangaea’s Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Our Annual Report for the fiscal year ended December 31, 2017, which was filed with the SEC on March 22, 2018, is being mailed to all shareholders of record with this proxy statement. The Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material.

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our shareholders, are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our Annual Report and our proxy statement. Upon written or oral request, we will deliver a separate copy of the Annual Report and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at:

Pangaea Logistics Solutions Ltd.
109 Long Wharf
Newport, RI 02840
(401) 846-7790
Attention: Investor Relations

A copy of our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2017, is available without charge upon written request to the address set forth above.

OTHER BUSINESS

We are not aware of any matters to be acted upon at the 2018 annual meeting of shareholders other than those described above. The persons named in the proxies will vote in accordance with the recommendation of the Board of Directors on any other matters incidental to the conduct of, or otherwise properly brought before, the annual meeting. Discretionary authority for them to do so is contained in the proxy.

Whether you intend to be present at the annual meeting or not, we urge you to return your signed proxy promptly.